UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) June 13, 2008

AB&T FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-53249	84-1653729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

292 West Main Avenue, Gastonia, North Carolina 28054

(Address of Principal Executive Offices) (Zip Code)

(704) 867-5828

(Registrant’s Telephone Number Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 13, 2008, Alliance Bank & Trust Co. issued a press release in which it announced the formation of a Holding Company. The press release is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed or furnished with this report.

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 13, 2008 announcing the formation of a Holding Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB&T FINANCIAL CORPORATION

Date: June 17, 2008	/s/ Daniel C. Ayscue
Daniel C. Ayscue Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 13, 2008 announcing the formation of a Holding Company.